UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

SRS LABS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21123 (Commission File Number)	33-0714264 (I.R.S. Employer Identification No.)

2909 Daimler Street Santa Ana, California	92075
(Address of Principal Executive Offices)	(Zip Code)

(949) 442-1070

(Registrant’s telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-l2 under the Exchange Act (17 CFR 240.l4a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Item 8.01. Other Events.

The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), in connection with the previously announced definitive agreement between SRS Labs, Inc. (the “Company”) and DTS, Inc. (“DTS”) pursuant to which DTS will acquire all outstanding shares of the Company, has expired.  Accordingly, the condition to the completion of the merger related to the HSR Act has been satisfied.  Completion of the merger remains subject to certain other closing conditions, including approval by the Company’s stockholders.  The Company and DTS disseminated a joint press release on June 1, 2012 announcing the expiration, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated June 1, 2012.

Forward-Looking Statements

This Current Report on Form 8-K, and the document incorporated herein by reference contain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which DTS and the Company operate and beliefs of and assumptions made by DTS, the Company and their respective management teams, involve uncertainties that could significantly affect the financial results of DTS or the Company or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving DTS and the Company, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that the Company expects or anticipates will occur in the future — including statements relating to creating value for stockholders, integrating the companies, and the expected timetable for completing the proposed transaction — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation:

•                  the ability of the parties to satisfy conditions to the closing of the transaction, including the approval of the Company’s stockholders;

•                  the possibility that the Company or DTS may be adversely affected by economic, business and/or competitive factors before or after closing of the transaction;

•                  the ability to successfully complete the integration of acquired businesses, including the businesses being acquired from the Company by, among other things, realizing revenue, expense and other synergies, renewing contracts on competitive terms, successfully leveraging the information technology platform of the acquired business, and retaining key personnel; and

•                  any adverse effect to DTS’ business or the business being acquired from the Company due to uncertainty relating to the transaction.

This list of important factors is not intended to be exhaustive. Additional risks and factors are discussed in reports filed with the Securities and Exchange Commission (“SEC”) by DTS and the Company from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither DTS nor the Company assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

In connection with the proposed merger transaction, DTS filed a Registration Statement on Form S-4 with the SEC on May 17, 2012 that includes a preliminary proxy statement of the Company that also constitutes a preliminary prospectus of DTS. These materials are not yet final and will be amended. The Company will mail the proxy statement/prospectus to its stockholders once it is final. Investors are urged to read the definitive proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other documents filed by the Company and DTS with the SEC at the SEC’s web site at www.sec.gov or by directing a request when such a filing is made to SRS Labs, Inc., 2909 Daimler Street, Santa Ana, CA 92705, Attention: Investor Relations or by directing a request when such a filing is made to DTS, Inc., 5220 Las Virgenes Road, Calabasas, CA 91302, Attention: Stockholder Relations.

Participants in Solicitation

DTS, the Company, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed merger transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 15, 2012 and amended on April 30, 2012. Information about the directors and executive officers of DTS is set forth in its definitive proxy statement, which was filed with the SEC on April 10, 2012. Certain directors and executive officers of the Company may have direct or indirect interests in the proposed merger transaction due to securities holdings, preexisting or future indemnification arrangements, vesting of options or rights to severance payments if their employment is terminated following the proposed merger transaction. Investors and security holders may obtain additional information regarding the interests of such participants by reading the definitive proxy statement/prospectus DTS will file with the SEC when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRS LABS, INC.

	By:	/s/ Thomas C.K. Yuen
		Name:	Thomas C.K. Yuen
		Title:	Chairman and CEO

Date: June 1, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated June 1, 2012.